UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2010

ACCELRYS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27188	33-0557266
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

10188 Telesis Court, San Diego, California 92121-4779

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 799-5000

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 5, 2010, Accelrys, Inc., a Delaware corporation (the “Company”), and Symyx Technologies, Inc., a Delaware corporation (“Symyx”), issued a joint press release announcing that they had entered into an Agreement and Plan of Merger, pursuant to which the Company and Symyx will combine their businesses through a merger of a newly formed, wholly owned subsidiary of the Company with and into Symyx. A copy of the joint press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. The information required by Item 1.01 of Form 8-K will be filed in a separate Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated April 5, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELRYS, INC.

By:	/s/ DAVID R. MERSTEN
David R. Mersten
Senior Vice President, General Counsel & Secretary

Date: April 5, 2010